UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 11, 2024

Pono Capital Two, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-41462	88-1192288
(Commission File Number)	(IRS Employer Identification No.)

643 Ilalo St. #102

Honolulu, Hawaii 96813

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (808) 892-6611

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one share of Class A Common Stock and one Redeemable Warrant	PTWOU	The Nasdaq Stock Market LLC
Class A Common Stock, $0.0001 par value per share	PTWO	The Nasdaq Stock Market LLC
Redeemable Warrants, each warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	PTWOW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On January 11, 2024, Pono Capital Two, Inc., a Delaware corporation (the “Company” or “Pono”), filed an amended preliminary proxy statement with the U.S. Securities and Exchange Commission (“SEC”) in connection with the special meeting of stockholders. As more fully described in the proxy statement, the special meeting will be held for the purpose of considering and voting on a proposal to amend (the “Extension Amendment”) the Company’s Third Amended and Restated Certificate of Incorporation (the “Charter”), to extend the date by which the Company has to consummate a business combination from February 9, 2024 to November 9, 2024.

In connection with the Extension Amendment, public stockholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established in connection with the Company’s initial public offering (the “Trust Account”), including interest not previously released to the Company to pay franchise and income taxes, divided by the number of then outstanding public shares. If the Extension Amendment is approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares when the business combination is submitted to the stockholders, subject to any limitations set forth in the Charter, as amended by the Extension Amendment.

On January 11, 2024, the Company entered into a non-redemption agreement with an unaffiliated investor (the “Holder”) which agreed to acquire from public stockholders of the Company 1,500,000 to 1,700,000 shares of Class A common stock, par value $0.0001 per share, of the Company (“Common Stock”) in the open market, at a prices no higher than the redemption price per share payable to stockholders who exercise redemption rights in connection with the stockholder vote to approve the Company’s proposed business combination (“Business Combination”) with SBC Medical Group Holdings Incorporated, a Delaware corporation (the “Target”), prior to the stockholder meeting to vote on the Extension Amendment (the “Meeting Date”) and to agree to waive its redemption rights and hold the shares until after the closing of the Business Combination. In consideration of the Holder’s agreement to waive its redemption rights with respect to the shares, and subject to (i) the Holder acquiring 1,500,000 to 1,700,000 shares of Common Stock in the open market, and (ii) Holder’s satisfaction of its other obligations under the non-redemption agreement, the Company, on the closing date of the Business Combination, provided that Holder has continued to hold the Holder’s shares through the closing date, Target and Yoshiyuki Aikawa, the chief executive officer of the Target, shall cause to be issued or transferred to Holder a number of shares of Common Stock held by Dr. Aikawa (the “Incentive Shares”), which will equal one (1) Incentive Share for each public share purchased in the open market pursuant to the non-redemption agreement that is continuously owned by Holder until the closing date of the Business Combination. This non-redemption agreement terminates on the earliest to occur of (i) the closing date of the Business Combination, (ii) the termination of the related Business Combination Agreement, or (iii) April 30, 2024 if the Company has not cleared all SEC comments to its proxy statement in connection with the Business Combination by that date.

A form of the non-redemption agreement is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the non-redemption agreements and the transactions contemplated thereby is not complete and is qualified in its entirety by reference to the form of non-redemption agreement filed herewith.

Forward Looking Statements

Certain statements herein are “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 with respect to the proposed business combination. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “aim,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Many factors could cause actual future events to differ materially from the forward-looking statements contained herein, including but not limited to: (i) the risk that the Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of Pono’s securities; (ii) the failure to satisfy the conditions to the consummation of the Business Combination, including the approval of the Merger Agreement by the stockholders of Pono; (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; (iv) the outcome of any legal proceedings that may be instituted against any of the parties to the Merger Agreement following the announcement of the entry into the Merger Agreement and proposed business combination; (v) redemptions exceeding anticipated levels or the failure to meet The Nasdaq Capital Market’s initial listing standards in connection with the consummation of the proposed business combination; (vi) the effect of the announcement or pendency of the proposed business combination on SBC’ business relationships, operating results and business generally; (vii) risks that the proposed business combination disrupts the current plans of SBC; (viii) the risk that Pono and SBC will need to raise additional capital to execute its business plans, which may not be available on acceptable terms or at all; (ix) the ability of the parties to recognize the benefits of the Merger Agreement and the Business Combination; (x) the lack of useful financial information for an accurate estimate of future capital expenditures and future revenue; (xi) statements regarding SBC’ industry and market size; (xii) financial condition and performance of SBC and Pono, including the anticipated benefits, the implied enterprise value, the expected financial impacts of the Business Combination, potential level of redemptions of Pono’s public stockholders, the financial condition, liquidity, results of operations, the products, the expected future performance and market opportunities of SBC; and (xiii) those factors discussed in Pono’s filings with the SEC and that that will be contained in the proxy statement relating to the Business Combination. You should carefully consider the foregoing factors and the other risks and uncertainties that will be described in the “Risk Factors” section of the proxy statement and other documents to be filed by Pono from time to time with the Securities and Exchange Commission (“SEC”). These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and while SBC and Pono may elect to update these forward-looking statements at some point in the future, they assume no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, subject to applicable law. None of SBC or Pono gives any assurance that SBC and Pono will achieve their respective expectations.

Additional Information and Where to Find It

Pono has filed with the SEC a proxy statement containing information about the proposed transaction and the respective businesses of SBC and Pono. Pono will mail a definitive proxy statement and other relevant documents after the SEC completes its review. Pono stockholders are urged to read the preliminary prospectus and proxy statement and any amendments thereto and the final prospectus and definitive proxy statement in connection with the solicitation of proxies for the special meeting to be held to approve the proposed transaction, because these documents will contain important information about Pono, SBC, and the Business Combination. The definitive proxy statement will be mailed to stockholders of Pono as of a record date to be established for voting on the proposed transaction. Stockholders of Pono will also be able to obtain a free copy of the proxy statement, as well as other filings containing information about Pono without charge, at the SEC’s website (www.sec.gov). Copies of the proxy statement and Pono’s other filings with the SEC can also be obtained, without charge, by directing a request to: Pono Capital Two, Inc, 643 Ilalo St. #102, Honolulu, Hawaii 96813 or calling (808) 892-6611.

No Offer or Solicitation

This Current Report on Form 8-K does not constitute (i) a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed business combination, or (ii) an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Participants in the Solicitation

SBC and Pono and their respective directors and officers and other members of management and employees may be deemed participants in the solicitation of proxies in connection with the Business Combination. Pono stockholders and other interested persons may obtain, without charge, more detailed information regarding directors and officers of Pono in Pono’s Annual Report on Form 10-K filed with the SEC on March 9, 2023. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies from Pono’s stockholders in connection with the proposed business combination will be included in the definitive proxy statement Pono intends to file with the SEC.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
10.1	Form of Non-Redemption Agreement.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PONO CAPITAL TWO, INC.

Date: January 17, 2024	By:	/s/ Darryl Nakamoto
Darryl Nakamoto
Chief Executive Officer

Exhibit 10.1

NON-REDEMPTION AGREEMENT

THIS NON-REDEMPTION AGREEMENT (this “Agreement”), dated as of January 11, 2024, is made by and between Pono Capital Two, Inc., a Delaware corporation (the “Company”), [_] (the “Holder”), SBC Medical Group Holdings Incorporated, a Delaware corporation (the “Target”), and Yoshiyuki Aikawa (“Dr. Aikawa”).

RECITALS

WHEREAS, the Company has entered into an Agreement and Plan of Merger, dated as of January 31, 2023 (as the same has been amended and restated to date, the “Business Combination Agreement”), with the Target, Pono Two Merger Sub, Inc. (“Merger Sub”), Mehana Capital, LLC, in its capacity as Purchaser Representative, and Dr. Aikawa, in his capacity as Seller Representative, pursuant to which, at the closing of the transactions contemplated therein, the Merger Sub will merge with and into SBC, with SBC continuing as the surviving corporation (collectively, the “Business Combination”);

WHEREAS, the Third Amended and Restated Certificate of Incorporation of the Company, as amended from time to time (the “Certificate”) provides that the Company must consummate an initial business combination by February 9, 2024 (unless extended pursuant to the Certificate) or it must liquidate;

WHEREAS, the Company intends to seek approval of its stockholders to, at the discretion of the Company’s board of directors, amend the Certificate to extend the date by which the Company must consummate an initial business combination (the “Extension Proposal”) and will also clear all comments with the Securities and Exchange Commission (SEC), to its proxy statement in connection with the Business Combination on or before April 30, 2024 (the “Clearance Date”) and will as soon as possible thereafter hold a stockholder meeting to approve the Business Combination (the “Business Combination Proposal”);

WHEREAS, in accordance with the Certificate, in connection with the Extension Proposal, the Company must provide the public holders of its Class A common stock, par value $0.0001 per share (the “Common Stock”) with the right to redeem the shares of Common Stock held by them, on the terms set forth in the Certificate (“Redemption Rights”);

WHEREAS, Holder wishes to acquire from stockholders of the Company 1,500,000 to 1,700,000 shares of Common Stock (the “Holder’s Shares”), worth a total amount of $15,900,000 to $18,020,000 (based upon an assumed purchase price of $10.60 per Holder Share, which is set by the market), in the open market, at a price no higher than the redemption price per share payable to stockholders who exercise Redemption Rights in connection with the stockholder vote to approve the Business Combination (the “Redemption Price”), prior to the meeting to vote on the Extension Proposal (the “Meeting Date”) and to agree to waive its Redemption Rights and hold the Holder’s Shares until after the closing of the Business Combination (the “Closing Date”);

WHEREAS, on or prior to the Meeting Date, the Company expects to enter into other agreements (the “Other Non-Redemption Agreements”) with certain other investors and/or stockholders (the “Other Holders”) pursuant to which such Other Holders will agree to waive their Redemption Rights; and

NOW, THEREFORE, in consideration of the foregoing and the mutual acknowledgments, understandings, and agreements contained in this Agreement and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company, Target, Dr. Aikawa, and Holder hereby agree as follows:

1. Representations and Warranties of Holder. Holder represents and warrants that:

(a) Holder (i) is a natural person or is a legal entity duly organized, validly existing and, to the extent such concept is applicable, in good standing under the laws of the jurisdiction of its organization and (ii) has all requisite corporate or other power and authority and has taken all corporate or other action necessary in order to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by Holder and, assuming due authorization and execution by each other party hereto, constitutes a valid and binding agreement of Holder enforceable against Holder in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights generally and subject, as to enforceability, to general principles of equity.

1

(b) The execution and delivery of this Agreement by Holder does not, and the performance by Holder of its obligations hereunder will not, (i) conflict with or result in a violation of the organizational documents of Holder (if applicable) or applicable law to which Holder or the Holder’s Shares or the Incentive Shares, if applicable, is subject, or (ii) require any consent or approval that has not been given or other action that has not been taken by any person (including under any contract binding upon Holder or any Holder’s Shares or the Incentive Shares, if applicable, ), in each case, to the extent such consent, approval or other action would prevent, enjoin or materially delay the performance by Holder of its obligations under this Agreement.

(c) As of the date of this Agreement, (i) there is no action, claim, suit, audit, assessment, arbitration, mediation or inquiry, or any proceeding or investigation, by or before any governmental authority pending against Holder or, to the knowledge of Holder, threatened against Holder and (ii) Holder is not a party to or subject to the provisions of any order, judgment, injunction, decree, writ, stipulation, determination or award, in each case, entered by or with any governmental authority, in each case, that questions the beneficial or record ownership of the Holder’s Shares or the validity of this Agreement or would reasonably be expected to prevent or materially delay, impair or adversely affect the performance by Holder of its obligations under this Agreement.

(d) The Holder (i) is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) or an “accredited investor” (within the meaning of Rule 501(a) under the Securities Act), (ii) is not a “U.S. person” as defined in Regulation S promulgated under the Securities Act, (iii) is acquiring any Incentive Shares (as defined below) that may be transferred to the Holder pursuant to this Agreement only for its own account and not for the account of others, or if the Holder is acquiring any Incentive Shares that may be transferred to the Holder pursuant to this Agreement as a fiduciary or agent for one or more investor accounts, each owner of such account is a qualified institutional buyer or institutional accredited investor (as the case may be) and the Holder has full investment discretion with respect to each such account, and the full power and authority to make the acknowledgements, representations and agreements herein on behalf of each owner of each such account, and (iv) is not acquiring any Incentive Shares that may be transferred to the Holder pursuant to this Agreement with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act. The Holder is not an entity formed for the specific purpose of acquiring any Incentive Shares that may be transferred to the Holder pursuant to this Agreement, unless such newly formed entity is an entity in which all of the investors are institutional accredited investors and is an “institutional account” as defined by FINRA Rule 4512(c). The Holder is a sophisticated institutional investor, experienced in investing in private equity transactions and capable of evaluating investment risks independently, both in general and with regard to all transactions and investment strategies involving a security or securities. Accordingly, the Holder understands that the acquisition of any Incentive Shares that may be transferred to the Holder pursuant to this Agreement meets (i) the exemptions from filing under FINRA Rule 5123(b)(1)(A) and (ii) the institutional customer exemption under FINRA Rule 2111(b).

2. Purchase of Shares; Waiver of Redemption Rights.

(a) Holder shall purchase the Holder’s Shares, at a price no higher than the Redemption Price, from third parties in the open market or through privately negotiated transactions, including from stockholders of the Company that elect to exercise Redemption Rights. In order to effectuate the foregoing, to the extent legally permitted to do so, Holder shall purchase Holder’s Shares at any time and from time to time prior to the Meeting Date.

(b) Holder acknowledges that it will have Redemption Rights with respect to the Holder’s Shares purchased hereunder pursuant to the Certificate, but Holder covenants and agrees, for the benefit of the Company, that, provided that the Company has cleared all comments with the SEC by the Clearance Date, neither it nor any of its affiliates shall exercise any Redemption Rights under the Certificate with respect to the Holder’s Shares.

(c) Holder and its affiliates shall not directly or indirectly Transfer the Holder’s Shares at any time following the date such shares are acquired through the Termination Date (as defined below). As used herein, “Transfer” shall mean the following: (i) sale of, offer to sell, contract or agreement to sell, hypothecate, pledge, grant of any option to purchase or otherwise dispose of or agreement to dispose of, directly or indirectly, or establishment or increase of a put equivalent position or liquidation with respect to or decrease of a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the United States Securities and Exchange Commission (“SEC”) promulgated thereunder with respect to, any of the Holder’s Shares, (ii) entry into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any of the Holder’s Shares, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, or (iii) public announcement of any intention to effect any transaction specified in clause (i) or (ii).

2

(d) In furtherance of the covenants in paragraphs 2(b) and 2(c): (x) Holder hereby irrevocably waives, on behalf of itself and its affiliates, the Redemption Rights applicable to the Holder’s Shares, and irrevocably constitutes and appoints the Company and its designees, with full power of substitution, as its (and its affiliates’) true and lawful agent and attorney-in-fact, with full power and authority in its name, place and stead, to revoke any redemption election made in contravention of paragraph 2(b) above with respect to any Holder’s Shares and any Incentive Shares and to cause the Company’s transfer agent to fail to redeem such Holder’s Shares and any Incentive Shares in connection with both the Extension Proposal and the Business Combination, (y) Holder shall deliver such documentation as is reasonably requested by the Company to evidence that none of the Holder’s Shares or any Incentive Shares have been redeemed or Transferred, and (z) in the event of a breach of paragraph 2(b) or 2(c) with respect to any Holder’s Shares or any Incentive Shares (the “Transferred/Redeemed Shares”), Holder unconditionally and irrevocably agrees to, or to cause one or more of its affiliates to, subscribe for and purchase from the Company (or from its assignee(s) or designee(s)) prior to the Meeting Date a number of shares of Common Stock equal to the number of such Transferred/Redeemed Shares, for a per share purchase price not greater than the amount to be received by public stockholders of the Company exercising their Redemption Rights in connection with the stockholder vote to approve the Business Combination.

(e) The Company acknowledges and agrees that the Holder and/or its affiliates may own additional public shares in excess of the Holder’s Shares and any Incentive Shares (the “Other Shares”) and that nothing herein shall restrict any rights of the Holder with respect to such Other Shares including, without limitation, the Redemption Rights or to otherwise exercise any right with respect to such Other Shares.

(f) In consideration of the Holder’s agreement hereunder to waive its Redemption Rights with respect to the Holder’s Shares, and subject to (i) the Holder acquiring 1,500,000 to 1,700,000 shares of Common Stock in the open market as set forth above, and (ii) Holder’s satisfaction of its other obligations hereunder, the Company, on the Closing Date, provided that Holder has continued to hold the Holder’s Shares through the Closing Date, Target and Dr. Aikawa shall cause to be issued or transferred to Holder a number of shares of the Company’s Common Stock held by Dr. Aikawa (the “Incentive Shares,” and together with the Holder’s Shares, the “Aggregate Holder Shares”), which will equal one (1) Incentive Share for each Holder’s Share that is continuously owned by Holder until the Closing Date.

3. Agreement to Abstain from Voting.

(a) Holder and the Company acknowledge the guidance published by the Division of Corporation Finance with respect to tender offers set forth in the Tender Offer Rules and Schedules Compliance and Disclosure Interpretations, Question 166.01. Accordingly, Holder covenants and agrees that Holder and its affiliates shall (i) appear at any meeting of the stockholders of the Company, however called, or at any adjournment thereof, in person or by proxy, or otherwise cause all of the Holder’s Shares to be counted as present thereat for purposes of establishing a quorum, and (ii) tender an “abstain” vote with respect to all of Holder’s Shares with respect to, and not vote any of Holder’s Shares for or against, the Business Combination Agreement, the Business Combination or any other proposal brought by the Company in connection with the Business Combination.

(b) Holder shall vote all of Holder’s Shares against any proposal in opposition to approval of the Business Combination or in competition with or inconsistent with the Business Combination Agreement, the Business Combination or the transactions contemplated thereby, and against any proposal, action or agreement that would (i) impede, frustrate, prevent or nullify any provision of this Agreement, the Business Combination Agreement or the transactions contemplated hereby or thereby, or (ii) change in any manner the dividend policy or capitalization of, including the voting rights of any class of capital shares of, the Company.

(c) In addition, on the Meeting Date, Holder shall (i) appear at the meeting or otherwise cause all of Holder’s Shares to be counted as present thereat for the purpose of establishing a quorum; (ii) vote, or cause to be voted at the meeting, all of Holder’s Shares in favor of the Extension Proposal; and (iii) vote against any action, proposal, transaction or agreement that is not recommended by the board of directors of the Company at such meeting.

4. Covenants of the Holder. Holder hereby agrees to permit the Company to publish and disclose Holder’s identity, ownership of the Holder’s Shares and any Other Shares and the nature of Holder’s commitments, arrangements and understandings under this Agreement and a copy of this Agreement, in (a) the proxy materials filed by the Company with the SEC in connection with the Extension Proposal or the Business Combination, (b) any Form 8-K filed by the Company with the SEC in connection with the execution and delivery of this Agreement, or in connection with the Extension Proposal or the Business Combination, and (c) any other documents or communications provided by the Company or the Company to any governmental authority or to the Company’s stockholders, in each case, to the extent required by the federal securities laws or the SEC or any other securities authorities. Holder agrees that it shall not, and shall cause its affiliates not to, indirectly accomplish or attempt to accomplish that which it is not permitted to accomplish directly under this Agreement.

3

5. Registration Rights. Concurrent with the transfer of the Incentive Shares to Stockholder under this Agreement, Holder shall have the right to enter into the Registration Rights Agreement (as defined in the Business Combination Agreement), between the Company, the Sponsor (as defined in the Business Combination Agreement) and certain other parties thereto, and the Company hereby represents and confirms to Holder that, upon Holder’s receipt of the Incentive Shares and entrance into the Registration Rights Agreement, (i) Holder shall be an “Investor” under the Registration Rights Agreement and (ii) the Incentive Shares shall be “Registrable Securities” under the Registration Rights Agreement.

6. Miscellaneous.

(a) The Company agrees to indemnify and hold harmless the Holder and, if the Holder is an entity, its directors, officers, managers, members and stockholders (as applicable, the “Holder Parties”), to the fullest extent permitted by law, from and against any and all losses, claims, damages, obligations, penalties, judgments, awards, and other liabilities, and will advance to the Holder Parties any and all fees, costs, expenses and disbursements related to investigating, preparing, defending, asserting, or enforcing any claim, action, suit, proceeding or investigation, whether or not in connection with pending or threatened litigation or arbitration (including any and all legal and other expenses in giving testimony or furnishing documents in response to a subpoena or otherwise), arising out of, related to, or in connection with this Agreement, other than to the extent caused by the breach of the representations and warranties of the Holder herein, or a breach of the terms and conditions of this Agreement by any Holder Party.

(b) This Agreement shall terminate on the earliest to occur of (i) the Closing Date, (ii) the termination of the Business Combination Agreement, or (iii) in the event that the Company has not cleared all SEC comments to its proxy statement in connection with the Business Combination, the Clearance Date (the earliest of (i), (ii), or (iii), the “Termination Date”).

(c) Holder acknowledges that the Company and Dr. Aikawa will rely on the representations, warranties, acknowledgments, understandings and agreements contained in this Agreement. Holder agrees to promptly notify the Company and Dr. Aikawa if any of the representations, warranties, acknowledgments, understandings or agreements set forth herein are no longer accurate in all material respects.

(d) Each of the Company, and Dr. Aikawa and the Holder is entitled to rely upon this Agreement and is irrevocably authorized to produce this Agreement or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

(e) Neither this Agreement nor any rights that may accrue to Holder hereunder may be transferred or assigned. Neither this Agreement nor any rights that may accrue to the Company hereunder may be transferred or assigned, except to the Target.

(f) This Agreement may not be modified, waived or terminated except by an instrument in writing, signed by each of the parties hereto.

(g) This Agreement constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter hereof.

(h) Except as otherwise provided herein, this Agreement shall be binding upon, and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives, and permitted assigns, and the agreements, representations, warranties, covenants and acknowledgments contained herein shall be deemed to be made by, and be binding upon, such heirs, executors, administrators, successors, legal representatives and permitted assigns.

4

(i) Holder acknowledges that the Company has established a trust account containing the proceeds of its initial public offering and from certain private placements (collectively, with interest accrued from time to time thereon, the “Trust Account”). Holder agrees that (i) it has no right, title, interest or claim of any kind in or to any monies held in the Trust Account, and (ii) it shall have no right of set-off or any right, title, interest or claim of any kind (“Claim”) to, or to any monies in, the Trust Account, in each case in connection with this Agreement, and hereby irrevocably waives any Claim to, or to any monies in, the Trust Account that it may have in connection with this Agreement or otherwise; provided, that such release and waiver of Claims shall not include any rights or claims of Holder or any of its affiliates to exercise Redemption Rights with respect to the Other Shares and, after the Termination Date, the Holder’s Shares. In the event Holder has any Claim against the Company, Holder shall pursue such Claim solely against the Company’s assets outside the Trust Account and not against the property or any monies in the Trust Account. Holder agrees and acknowledges that such waiver is material to this Agreement and has been specifically relied upon by the Company to induce the Company to enter into this Agreement and Holder further intends and understands such waiver to be valid, binding and enforceable under applicable law.

(j) As a result of the purchase of the Holder’s Shares, Holder will be entitled to receive funds from the Trust Account in the event of a redemption of the Holder’s Shares pursuant to the terms set forth in the Certificate if the Company’s proxy statement in connection with the Business Combination does not clear SEC comments by the Clearance Date.

(k) As a result of the purchase of the Holder’s Shares, Holder will be entitled to receive funds from the Trust Account in the event of a redemption of the Holder’s Shares pursuant to the terms set forth in the Certificate..

(l) If any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect.

(m) This Agreement may be executed in two (2) or more counterparts (including by electronic means), all of which shall be considered one and the same agreement and shall become effective when signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

(n) Other than as specifically set forth herein, each party shall pay all of its own expenses in connection with this Agreement and the transactions contemplated hereby.

(o) Any notice or communication required or permitted hereunder shall be in writing and either delivered personally, emailed, sent by overnight mail via a reputable overnight carrier, or sent by certified or registered mail, postage prepaid, and shall be deemed to be given and received (a) when so delivered personally, (b) when sent, with no mail undeliverable or other rejection notice, if sent by email, or (c) five (5) business days after the date of mailing to the address below or to such other address or addresses as such person may hereafter designate by notice given hereunder:

If to Holder, to such address or addresses set forth on the signature page hereto;

If to the Company, to:

Pono Capital Two, Inc.

643 Ilao Street, #102

Honolulu, Hawaii 96813

Attn: Darryl Nakamoto

E-mail:

with a required copy to (which copy shall not constitute notice):

Loeb & Loeb LLP

345 Park Avenue

New York, New York 10010

Attention: Mitchell Nussbaum; Alexandria Kane

Email:

5

If to Dr. Aikawa, to:

SBC Medical Group Holdings Incorporated

Attn: Yoshiyuki Aikawa, CEO

6-5-1, NishiShinjyuku, Shinjyuku Tokyo 163-1312, Japan

E-mail:

with a required copy to (which copy shall not constitute notice):

Anthony, Linder & Cacomanolis, PLLC

Attn: Laura Anthony

1700 Palm Beach Lakes Blvd., Suite 820

West Palm Beach, FL 33401

E-mail:

(p) The parties agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that the parties do not perform their obligations under the provisions of this Agreement (including failing to take such actions as are required of them hereunder to consummate this Agreement) in accordance with its specified terms or otherwise breach such provisions. The parties acknowledge and agree that (i) the parties shall be entitled to an injunction, specific performance, or other equitable relief, to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof, without proof of damages, this being in addition to any other remedy to which they are entitled under this Agreement, and (ii) the right of specific enforcement is an integral part of the transactions contemplated by this Agreement and without that right, none of the parties would have entered into this Agreement. Each party agrees that it will not oppose the granting of specific performance and other equitable relief on the basis that the other parties have an adequate remedy at law or that an award of specific performance is not an appropriate remedy for any reason at law or equity. The parties acknowledge and agree that any party seeking an injunction to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in accordance with this paragraph 6(o) shall not be required to provide any bond or other security in connection with any such injunction.

(q) This Agreement, and all claims or causes of action based upon, arising out of, or related to this Agreement or the transactions contemplated hereby, shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to principles or rules of conflict of laws to the extent such principles or rules would require or permit the application of laws of another jurisdiction.

(r) Any claim, action, suit, assessment, arbitration or proceeding based upon, arising out of or related to this Agreement, or the transactions contemplated hereby, shall be brought in the State of New York, and each of the parties irrevocably submits to the exclusive jurisdiction of each such court in any such claim, action, suit, assessment, arbitration or proceeding, waives any objection it may now or hereafter have to personal jurisdiction, venue or to convenience of forum, agrees that all claims in respect of such claim, action, suit, assessment, arbitration or proceeding shall be heard and determined only in any such court, and agrees not to bring any claim, action, suit, assessment, arbitration or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby in any other court. Nothing herein contained shall be deemed to affect the right of any party to serve process in any manner permitted by law, or to commence legal proceedings or otherwise proceed against any other party in any other jurisdiction, in each case, to enforce judgments obtained in any claim, action, suit, assessment, arbitration or proceeding brought pursuant to this paragraph 6(q). EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION BASED UPON, ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(s) Holder hereby covenants and agrees that, except for this Agreement, it (i) shall not enter into at any time while this Agreement remains in effect, any voting agreement or voting trust with respect to the Holder’s Shares or the Incentive Shares and (ii) shall not grant at any time while this Agreement remains in effect a proxy, consent or power of attorney with respect to the Holder’s Shares or the Incentive Shares, if applicable, that is inconsistent with this Agreement.

6

(t) Nothing contained in this Agreement shall be deemed to vest in the Company or its subsidiaries any direct or indirect ownership or incidence of ownership of or with respect to the Holder’s Shares or the Incentive Shares. All rights, ownership and economic benefits of and relating to the Holder’s Shares or the Incentive Shares, if applicable, shall remain fully vested in and belong to the Holder, and none of the Company or its subsidiaries shall have no authority to direct the Holder in the voting or disposition of any of the Holder’s Shares or the Incentive Shares, if applicable, except as otherwise provided herein.

(u) Holder hereby agrees that its representations, warranties and covenants set forth herein are solely for the benefit of Dr. Aikawa, the Company and its subsidiaries in accordance with and subject to the terms of this Agreement, and this Agreement is not intended to, and does not, confer upon any person other than the parties hereto any rights or remedies hereunder, including the right to rely upon the representations and warranties set forth herein, and the parties hereto hereby further agree that this Agreement may only be enforced against, and any action that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement may only be made against, the persons expressly named as parties hereto; provided, that the Holder Parties are intended third party beneficiaries of paragraph 6(a).

(v) If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement shall remain in full force and effect. The parties further agree that if any provision contained herein is, to any extent, held invalid or unenforceable in any respect under the laws governing this Agreement, they shall take any actions necessary to render the remaining provisions of this Agreement valid and enforceable to the fullest extent permitted by law and, to the extent necessary, shall amend or otherwise modify this Agreement to replace any provision contained herein that is held invalid or unenforceable with a valid and enforceable provision giving effect to the intent of the parties.

[Signature Page Follows]

7

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

COMPANY:

PONO CAPITAL TWO, INC.

By:
Name:	Darryl Nakamoto
Title:	Chief Executive Officer

HOLDER:

By:
Name:
Title:	.

Address for Notices:

Attention:
Email:

SBC MEDICAL GROUP HOLDINGS INCORPORATED

By:
Name:	Yoshiyuki Aikawa
Title:	Chief Executive Officer

Yoshiyuki Aikawa

[Signature Page to Non-Redemption Agreement]

8